March 10, 2026
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	The Prudential Variable Contract Account-24
(File No. 811-05053)

The MEDLEY Program
(File No. 033-12362)

Dear Commissioners:
On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-24 (the “Account”), please accept this information concerning the filing of the annual report made with the Securities and Exchange Commission (the “Commission”) by the underlying mutual funds or portfolios, as applicable, within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSR with the Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

The Prudential Series Fund	811-03623

If you have any questions regarding this filing, please contact me at Elaina.Ditillo@empower.com.

Sincerely,

/s/ Elaina Ditillo
Elaina Ditillo, as agent for The Prudential Insurance Company of America